UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 1, 2015

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Amendment to the Employment Agreement of Ralph Lauren
On April 1, 2015, the Company entered into an amendment (the “Lauren Amendment”) to the amended and restated employment agreement, dated as of June 26, 2012, between Ralph Lauren, the Company’s Chairman and Chief Executive Officer, and Ralph Lauren Corporation (the “Company”).  The term of the Lauren Amendment commences effective as of March 29, 2015 (the “Lauren Effective Date”).
Pursuant to the Lauren Amendment, the value of Mr. Lauren’s annual equity award will be $11 million.  In addition, his annual equity award will consist of 100% performance share units (“PSUs”), which will have the same performance-based vesting criteria as the Cumulative Net Earnings RPSUs, as defined in Mr. Lauren’s employment agreement, except that for the Company’s fiscal year ending March 26, 2016, the performance metric will be cumulative earnings per share for the three-year performance period, and in subsequent fiscal years will be determined by the Compensation and Organizational Development Committee of the Board of Directors. Finally, the value of Mr. Lauren’s target bonus under the Executive Office Annual Incentive Plan (“EOAIP”) will be $6 million and the maximum value of that award will be 200% of target.
Employment Agreement of Christopher H. Peterson
On April 1, 2015, the Company entered into an amended and restated employment agreement with Christopher H. Peterson to reflect his appointment as the Company’s President, Global Brands (the “Peterson Agreement”).  Mr. Peterson previously served as the Company’s Executive Vice President, Chief Administrative Officer and Chief Financial Officer.  The term of the Peterson Agreement commences as of April 1, 2015 (the “Peterson Effective Date”) and continues until June 1, 2018.
Pursuant to the Peterson Agreement, Mr. Peterson is entitled to an annual base salary of not less than $1,000,000 and will also be entitled to participate in any applicable bonus program that the Company maintains during the term of his employment, including the EOAIP.  Mr. Peterson’s target EOAIP bonus will be 300% of his base salary, and the value of his annual equity award will be $4,500,000.
Under the Peterson Agreement, if the Company terminates Mr. Peterson’s employment for any reason other than death, disability or Cause, or Mr. Peterson voluntarily terminates his employment for Good Reason (each as defined in the Peterson Agreement), he will be entitled to receive his then current base salary for a severance period equal to the longer of (i) the balance of the term or (ii) for one year, provided that under no circumstances shall Mr. Peterson be paid his base salary for a period longer than two years, plus a lump sum amount at the end of the severance period equal to three times his base salary.  In addition, he will be entitled to continue to participate during the severance period in any group medical or dental insurance plans in which he participated prior to termination.  Mr. Peterson’s rights with respect to any unvested stock options, Cliff Restricted Performance Share Units (“RPSUs”), PSUs or other equity awards will be governed by the provisions of the Company’s 2010 Long-Term Stock Incentive Plan (“LTSIP”) and the respective award agreements, if any, under which such awards were granted.
If the Company terminates his employment without Cause, or Mr. Peterson voluntarily terminates his employment for Good Reason, within 12 months following a Change of Control of the Company (as defined in the Peterson Agreement), then, in lieu of the foregoing amounts, Mr. Peterson will be entitled to receive a lump sum amount, payable within 15 days after the termination of his employment, equal to two times the sum of his then current annual base salary and the bonus he was paid for the most recently completed fiscal year immediately prior to his termination. In addition, in such event, any unvested stock options, unvested restricted stock and unvested RPSUs and other equity awards held by Mr. Peterson will immediately vest, and all of his vested stock options will remain exercisable for six months.
If Mr. Peterson voluntarily terminates his employment without Good Reason, or if the Company terminates his employment for Cause, Mr. Peterson will be entitled to receive only his base salary through the date of termination.  In the event his employment terminates due to his death or disability, he or his estate will be entitled to receive all payments due to Mr. Peterson through the date of his death or termination due to disability.

Under the Peterson Agreement, the above described amounts and stock awards to be provided are subject to his compliance with certain restrictive covenants.  Any amounts due and payable to Mr. Peterson upon termination of his employment will be subject to compliance with Section 409A of the Internal Revenue Code.
Employment Agreement of Mitchell A. Kosh
On April 1, 2015, the Company entered into an amended and restated employment agreement with Mitchell A. Kosh to reflect his appointment as the Company’s Executive Vice President, Chief Administrative Officer (the “Kosh Agreement”).  Mr. Kosh previously served as the Company’s Executive Vice President of Human Resources.  The term of the Kosh Agreement commences as of April 1, 2015 (the “Kosh Effective Date”) and continues until June 1, 2018.
Pursuant to the Kosh Agreement, Mr. Kosh is entitled to an annual base salary of not less than $900,000 and will also be entitled to participate in any applicable bonus program that the Company maintains during the term of his employment, including the EOAIP.  Mr. Kosh’s target EOAIP bonus will be 100% of his base salary, and the value of his annual equity award will be $800,000.
Under the Kosh Agreement, if the Company terminates Mr. Kosh’s employment for any reason other than death, disability or Cause, or Mr. Kosh voluntarily terminates his employment for Good Reason (each as defined in the Kosh Agreement), he will be entitled to receive his then current base salary for a severance period equal to the longer of (i) the balance of the term or (ii) for one year, provided that under no circumstances shall Mr. Kosh be paid his base salary for a period longer than two years, plus a lump sum amount at the end of the severance period equal to his base salary.  In addition, he will be entitled to continue to participate during the severance period in any group medical or dental insurance plans in which he participated prior to termination.  Mr. Kosh’s rights with respect to any unvested stock options, RPSUs, PSUs or other equity awards shall be governed by the provisions of the Company’s 2010 LTSIP and the respective award agreements, if any, under which such awards were granted.
If the Company terminates his employment without Cause, or Mr. Kosh voluntarily terminates his employment for Good Reason, within 12 months following a Change of Control of the Company (as defined in the Kosh Agreement), then, in lieu of the foregoing amounts, Mr. Kosh will be entitled to receive a lump sum amount, payable within 15 days after the termination of his employment, equal to two times the sum of his then current annual base salary and the bonus he was paid for the most recently completed fiscal year immediately prior to his termination. In addition, in such event, any unvested stock options, unvested restricted stock and unvested RPSUs, PSUs and other equity awards held by Mr. Kosh will immediately vest, and all of his vested stock options will remain exercisable for six months.
If Mr. Kosh voluntarily terminates his employment without Good Reason, or if the Company terminates his employment for Cause, Mr. Kosh will be entitled to receive only his base salary through the date of termination.  In the event his employment terminates due to his death or disability, he or his estate will be entitled to receive all payments due to Mr. Kosh through the date of his death or termination due to disability.
Under the Kosh Agreement, the above described amounts and stock awards to be provided are subject to his compliance with certain restrictive covenants.  Any amounts due and payable to Mr. Kosh upon termination of his employment will be subject to compliance with Section 409A of the Internal Revenue Code.
Employment Agreement of Robert L. Madore
On April 1, 2015, the Company entered into an employment agreement with Robert L. Madore, to reflect his appointment as the Company’s Senior Vice President, Chief Financial Officer (the “Madore Agreement”).  Mr. Madore previously served as the Company’s Senior Vice President of Finance.  The term of the Madore Agreement commences as of April 1, 2015 (the “Madore Effective Date”) and continues until March 31, 2018.

Pursuant to the Madore Agreement, Mr. Madore is entitled to an annual base salary of not less than $700,000 and will also be entitled to participate in any applicable bonus program that the Company maintains during the term of his employment, including the EOAIP.  Mr. Madore’s target EOAIP bonus will be 75% of his base salary, and the value of his annual equity award will be $550,000.
Under the Madore Agreement, if the Company terminates Mr. Madore’s employment for any reason other than death, disability or Cause, or Mr. Madore terminates his employment for Good Reason (as such terms are defined in the Madore Agreement), he will be entitled to receive, in accordance with the Company’s normal payroll practices, an amount equal to his then current base salary for a severance period equal to one year from the date of such termination, plus a lump sum amount at the end of the severance period equal to 75% of his base salary.  In addition, he will be entitled to continue to participate during the severance period in any group medical or dental insurance plans in which he participated prior to termination.  Mr. Madore’s rights with respect to any unvested stock options, RPSUs, PSUs or other equity awards shall be governed by the provisions of the Company’s 2010 LTSIP and the respective award agreements, if any, under which such awards were granted.
If the Company terminates his employment without Cause, or Mr. Madore voluntarily terminates his employment for Good Reason, within 12 months following a Change of Control of the Company (as defined in the Madore Agreement), then, in lieu of the foregoing amounts, Mr. Madore will be entitled to receive a lump sum amount, payable within 15 days after the termination of his employment, equal to two times the sum of his the current annual base salary and the bonus he was paid for the most recently completed fiscal year immediately prior to his termination. In addition, in such event, any unvested stock options, unvested restricted stock , unvested RPSUs and other equity awards held by Mr. Madore will immediately vest, and all of his vested stock options will remain exercisable for six months.
If Mr. Madore voluntarily terminates his employment without Good Reason, or if the Company terminates his employment for Cause, Mr. Madore will be entitled to receive only his base salary through the date of termination.  In the event his employment terminates due to his death or disability, he or his estate will be entitled to receive all payments due to Mr. Madore through the date of his death or termination due to disability.
Under the Madore Agreement, the above described amounts and stock awards to be provided are subject to his compliance with certain restrictive covenants.  Any amounts due and payable to Mr. Madore upon termination of his employment will be subject to compliance with Section 409A of the Internal Revenue Code.
The foregoing descriptions of each of the Lauren Amendment, the Peterson Agreement, the Kosh Agreement and the Madore Agreement are qualified in their entirety by the Lauren Amendment, the Peterson Agreement, the Kosh Agreement and the Madore Agreement which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.
On April 2, 2015, the Company issued a press release concerning the appointments of Messrs. Peterson, Kosh and Madore in connection with each of their agreements, and a copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01.                        FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of April 1, 2015, between Ralph Lauren Corporation and Ralph Lauren.

10.2	Amended and Restated Employment Agreement, made effective as of April 1, 2015, between Ralph Lauren Corporation and Christopher H. Peterson.

10.3	Amended and Restated Employment Agreement, made effective as of April 1, 2015, between Ralph Lauren Corporation and Mitchell A. Kosh.

10.4	Amended and Restated Employment Agreement, made effective as of April 1, 2015, between Ralph Lauren Corporation and Robert L. Madore.

99.1	Press release dated April 2, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: April 6, 2015	By:	/s/ Robert L. Madore
		Name:	Robert L. Madore
		Title:	Senior Vice President, Chief Financial Officer

EXHIBIT NO.	DESCRIPTION

10.1	Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of April 1, 2015, between Ralph Lauren Corporation and Ralph Lauren.

10.2	Amended and Restated Employment Agreement, made effective as of April 1, 2015, between Ralph Lauren Corporation and Christopher H. Peterson.

10.3	Amended and Restated Employment Agreement, made effective as of April 1, 2015, between Ralph Lauren Corporation and Mitchell A. Kosh.

10.4	Amended and Restated Employment Agreement, made effective as of April 1, 2015, between Ralph Lauren Corporation and Robert L. Madore.

99.1	Press release dated April 2, 2015.